Exhibit 99.1
27th Annual J.P. Morgan Healthcare Conference January 12, 2009

Forward-Looking Statements Statements contained in this presentation that relate to future, not past, events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements often can be identified by words such as "expect," "anticipate," "estimates," "intend," "will," "may," "believe," "could," "continue," "future," "outlook," "guidance," the negative of these words or other words of similar meaning and the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause ev3's actual results to be materially different than those expressed in or implied by ev3's forward-looking statements. For ev3, particular uncertainties and risks include, among others, ev3's future operating results and financial performance, fluctuations in foreign currency exchange rates, ev3's ability to implement, fund and achieve sustainable cost savings measures that will better align its operating expenses with its anticipated net sales levels and reallocate resources to better support growth initiatives, the effect of the current global economic crisis, the timing of regulatory approvals and introduction of new products, market acceptance of new products, success of clinical testing, availability of third party reimbursement, impact of competitive products and pricing and changes in the regulatory environment. More detailed information on these and additional factors that could affect ev3's actual results are described in ev3's filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Except as required by law, ev3 undertakes no obligation to update publicly its forward-looking statements.

Use of Non-GAAP Financial Measures ev3 uses certain non-GAAP financial measures in this presentation, including "non- GAAP adjusted net income (loss)," "non-GAAP adjusted net earnings (loss) per share," and "peripheral vascular net sales, excluding atherectomy." ev3 uses non- GAAP financial measures as supplemental measures of performance and believes these measures provide useful information to investors in evaluating our operations, period over period. However, non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for ev3's financial results prepared in accordance with GAAP. In addition, investors should note that any non-GAAP financial measures ev3 uses may not be the same non- GAAP financial measures, and may not be calculated in the same manner, as that of other companies. We have posted a reconciliation of our non-GAAP financial measures to the most directly comparable GAAP financial measures on our website at www.ev3.net.

ev3 Today Medical device company with clear focus endovascular treatments for Peripheral Vascular Disease (PV) and Neurovascular Disease (NV) Previous full-year 2008 revenue guidance of $418M to $423M* and adjusted EPS of $0.06 to $0.08* Products sold in over 65 countries Corporate headquarters in Plymouth, MN other locations in Irvine, CA; Paris, France 1,250 employees worldwide as of December 2008 7 * Previous guidance provided on 10/31/08

Agenda Strengths we are leveraging Two growth platforms Performance highlights Pathway to profitable growth 9

2000-2007 2008 2009+ A Repositioned Company Creation, growth 8 acquisitions Transition year integrating major acquisition FoxHollow Profitable growth improving costs, productivity

Broadest Product Offering Plaque Excision Peripheral Stents Neurovascular Coils Liquid Embolics Access Devices Balloons World's Broadest Endovascular Product Offering Embolic Protection Devices

Solid Position in a $2B Market Worldwide

Business	WW Market Size	Customers
Peripheral Vascular Disease (PV)  67% of revenues[1]	~$1.5B*	• Vascular surgeons • Interventional cardiologists • Interventional radiologists
Neurovascular Disease (NV)  33% of revenues[1]	~$670M*	• Neuro surgeons • Neuro interventionalists • Interventional neuroradiologists

[1] Q3 2008; excludes research collaboration revenue

* 2008 - Internal estimates (PV market includes stents, atherectomy and PTA balloons only; NV market includes coils, liquid embolics and access devices only)

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Direct Sales Organization Large Worldwide Endovascular Sales Force Peripheral Vascular Neurovascular Total 223 69 292 65 countries - direct in 15 major markets 17

Two Growth Platforms Neurovascular Business Market Leader Peripheral Vascular Business

Large Worldwide Neurovascular Market Market growing at ~15% annually, ev3 Q3'08 vs. Q3'07 up 26% 21 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 375 180 30 195 Total Market: $670M* Market Drivers Products treat/prevent strokes 3rd leading cause of death in US Transition from surgical clipping to endovascular coiling Improved imaging and detection New products and improved clinical outcomes for patients * Hemorrhagic Stoke Market only; does not include ischemic stroke Sources: Millennium Research Group, Frost and Sullivan, SEC Reports, ev3 Internal Estimates Access $230M Liquid Embolics $40M Coils $400M

Worldwide Neuro Segments ev3 Growth Drivers Continuing to build #2 worldwide revenue share position in neurovascular Continued penetration of AXIUM(tm) Progressive Coil System in U.S. Launch of AXIUM(tm) PGLA and Nylon Expansion into new international markets New product offerings Continued penetration of AXIUM(tm) Progressive Coil System and Onyx(r) Liquid Embolic Continued adoption of Onyx(r) Liquid Embolic for arterio-venous malformations (AVMs) Onyx(r) HD-500 Liquid Embolic for Aneurysms Access market: $230M Liquid embolic market: $40M Coil market: $400M Sources: Millennium Research Group, Frost and Sullivan, SEC Reports, ev3 Internal Estimates

Primary Growth Driver 2008-2009: AXIUM(tm) Progressive Coil System Unique progressive coil design - easily and completely fill and pack the aneurysm Proprietary I.D. Instant Detachment System Strong growth and reordering in U.S. Successful international launch in '08, including Korea, Brazil Combines softness and stretch resistance Precise, conformable deployment Instant, reliable detachment 25

New AXIUM™ Microfilament Coil Systems

- Enhanced microfilament technology creates lattice effect
  - enabling increased acute occlusion and packing volume
- Designed to accelerate acute and long-term healing
- Two microfilament versions: PGLA co-polymer and Nylon
- Anticipate U.S. and European launch in 1H ’09

AXIUM™ DETACHABLE COIL SYSTEM PGLA

AXIUM™ DETACHABLE COIL SYSTEM Nylon



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New Onyx(r) Liquid Embolic Delivery Catheter Apollo(tm) Micro-Catheter for delivery of Onyx Liquid Embolic Detachable tip facilitates retrieval of catheter after delivering Onyx Anticipate CE Mark and U.S. clearance in 2H '09 Detachable Tip

Future Neurovascular Growth Driver: Solitaire™ Stent Platform

- Unique design – self-expanding and fully retrievable prior to detachment
- Existing platform for Aneurysm Bridging (AB)
  - Anticipate full international launch 2H '09
- Potential platform for Flow Restoration (FR) in ischemic stroke
  - Large, untapped potential market – U.S. ischemic stroke incidence 680,000 people annually*
  - **SWIFT** (**S**olitaire **W**ith **I**mmediate **F**low Res**T**oration) IDE study planned for 2H '09

SOLITAIRE™ STENT



Not available for use in the United States

Inserted



Removing clot



* Source: American Heart Association

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Two Growth Platforms Neurovascular Business Market Leader Peripheral Vascular Business

Large Worldwide Peripheral Vascular Market

Market Drivers

- 100M people worldwide affected
  - US 8M affected, only 2M treated
- Failure to treat → debilitating pain, increased risk for heart attack and stroke, amputation
- Growing awareness increasing clinical evidence, new products

Total Market: $1.5B



Atherectomy
$200M
PTA
$400M
Stents
$850M



* Peripheral vascular net sales, excluding atherectomy; this is a non-GAAP financial measure. For a reconciliation of ev3's non-GAAP financials, see ev3's website at www.ev3.net.

Sources: Millennium Research Group, IMS, SEC Reports, ev3 Internal Estimates

Note: Stents include self-expanding and balloon expandable

Market growing at ~6% annually, ev3 Q3'08 vs. Q3'07 up 19%*

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ev3: Well-Positioned in Key Peripheral Segments

Worldwide Peripheral Segments		ev3 Growth Drivers
	**Atherectomy market: $200M**	• DEFINITIVE Trial Series • Penetration of SilverHawk OUS • RockHawk System to treat calcified lesions
	**Stent market: $850M**	• Continued penetration of EverFlex OUS • DURABILITY II IDE trial to support U.S. peripheral approval
	**PTA market: $400M**	• Launch of EverCross & NanoCross PTA balloons • Expansion to international markets

Sources: Millennium Research Group, IMS, SEC Reports, ev3 Internal Estimates
Note: Stents include self-expanding and balloon expandable

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Next Generation PTA Balloons: EverCross .035 and NanoCross .014

- Innovative beveled tip profiles for best-in-class lesion entry
- Broad range of sizes, including only 200mm length .035 balloon available worldwide
- Access to key markets with significantly improved margins


EVERCROSS™
EverCross CrossTec™ Tip


NANOCROSS™
NanoCross Bevel 360°™ Tip

Full global launch in progress

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A Key Bridge to Broader Atherectomy Usage and Growth D E F I N I T I V E T R I A L S E R I E S Peripheral Endovascular Specialists Core User Group: "Hawkers" CLINICAL DATA TRIAL SERIES Goal Establish plaque excision as a front-line therapy 3 trials planned, enroll 600-900 patients

Continuing to Improve Performance Net Sales $65,060 $92,228 $101,257 $107,717 $107,029 Gross Profit $41,963 $57,200 $67,639 $71,528 $68,747 Gross Margin 64.5% 62.0% 66.8% 66.4% 64.2% Net Loss $(36,512) $(107,867) $(9,770) $(27,422) $(7,310) Adjusted net EPS (loss) per diluted share* $(0.50) $(0.25) $0.03 $(0.05) $0.04 GAAP EPS (loss) $(0.60) $(1.06) $(0.09) $(0.26) $(0.07) Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 $000's except EPS * All quarters presented are adjusted for amortization and non-cash stock-based compensation. Q2 2008 is also adjusted for a non-cash research collaboration asset impairment charge. For a reconciliation, see our website at www.ev3.net. Adjusted net income (loss)* $(30,090) $(24,979) $3,204 $(5,130) $3,850

Q1 Q2 Q3 East 57 38.7 45.9 2008 Balance Sheet is Strengthening Cash / Short Term Investments Cash increased $7.2M Q3 '08 vs Q2 '08 Inventory days down 19% in Q3 '08 vs Q2 '08 Total debt is minimal at $9.6M 45

Pathway to Profitable Growth Long-term profitable revenue growth Improve cost structure Increase sales force productivity Grow international sales Clinical evidence New products 1 2 3 4 5

1. Improve Cost Structure - Continuing Progress Q3 07 Q3 08 East 0.7 0.5 SG&A % of sales R&D % of sales Q3 07 Q3 08 East 0.16 0.113 ~$70M cost savings in 2007-08 from FoxHollow integration Additional reductions in COGS and SG&A planned in 2009 Continued focus on improving margins 49

2. Increase Peripheral Vascular Sales Force Productivity in U.S. Annualized Net Sales Per Territory Key Drivers Atherectomy Clinical Specialists Corporate Account penetration Referral Market development DEFINITIVE clinical data Neuro business already > $2M per territory 51 Q4 Q1 Q2 Q3 Goal East 1.3 1.4 1.5 1.5 2

2003 2004 2005 2006 2007 2008 Forecast East 30 44 62 81 107 140 3. Continue Strong Momentum in International *Translated to U.S. Dollars at the applicable or estimated foreign exchange rate for the periods presented 53 International Revenue* ($M) 36% CAGR

4. Broad Clinical Trial Initiatives to Support Procedure Adoption

Neurovascular Division

Clinical Name	Clinical Trial Description	Study Timeline
SWIFT	Ischemic stroke flow restoration; Safety: Device-related and procedure-related serious adverse events; Efficacy: Revascularization measured by TIMI score of 2 or 3.	Beginning 2H 2009
RACER	Post-approval study for Axium™ to generate clinical data. Also may be used for Japan submission.	Enrolling

Peripheral Vascular Division

Clinical Name	Clinical Trial Description	Study Timeline
CREATE PAS	Post-approval study for PROTÉGÉ® RX and SpiderFX in carotid arteries.	Enrolling
DURABILITY II	IDE study of single PROTÉGÉ® EverFlex™ Stent (20-200 mm) in long SFA lesions (4-18 cm).	Enrolling
DEFINITIVE™ Ca++	To evaluate SilverHawk® and SpiderFX™ in the treatment of lower extremity (SFA/Popliteal) calcified lesions.	Enrolling
DEFINITIVE™ LE	Post-market non-randomized study of SilverHawk® in the treatment of femoropopliteal and tibial arteries.	Beginning 1H 2009

Designed to expand clinical evidence, support regulatory clearances and expand product indications

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5. New Products Driving Growth

	1st Half 2009				2nd Half 2009			
	U.S.	Europe	Int'l	China	U.S.	Europe	Int'l	China
Axium PGLA, Nylon Coil	✓	✓					✓	✓[1]
Apollo Detachable Tip Microcatheter		✓	✓		✓*			
New Access Products	✓*	✓	✓		✓*	✓	✓	
Solitaire AB stent Aneurysm Bridging		✓**	✓**			✓	✓	
EverCross .035 and NanoCross .014 PTA balloons	✓	✓	✓					
PTA .018 Balloon					✓*	✓	✓	
PowerCross Guiding Catheter					✓*	✓	✓	
TurboHawk					✓*	✓		
RockHawk Atherectomy System		✓	✓					✓

[1] AXIUM bare metal coil
* Pending U.S. 510(k) clearance
** Limited launch

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IN SUMMARY

Why Invest in ev3

Broadest product offering in $2B growing global market
- largest pure-play in endovascular market

Company refocused in 2008 to achieve future profitability
- completed FoxHollow integration, developed sharper focus

Clear roadmap for sustained, profitable growth
- improved costs, productivity, clinical evidence, new products







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27th Annual J.P. Morgan Healthcare Conference January 12, 2009